UNANIMOUS WRITTEN CONSENT OF THE MEMBERS OF THE BOARD OF DIRECTORS OF NANO MOBILE HEALTHCARE, INC.

The undersigned, constituting all of members of the Board of Directors (the "Board") of **NANO MOBILE HEALTHCARE, INC.**, a Delaware corporation (the "Corporation"), by written consent pursuant to the authority contained in the corporate laws of the State of Delaware and without the formality of convening a meeting, do hereby adopt the following resolutions by unanimous written consent in accordance with Delaware Corporation Statute, to be effective as of the 15th day of September 2022.

WHEREAS, the Board believes that it is in the best interests of the Corporation to accept the resignation of Frank I Igwealor as President and CEO, Director, Secretary, and Treasurer.

WHEREAS, the Board believes that it is in the best interests of the Corporation to appoint Mr. Adam Matruski as President and CEO, Director, Secretary, and Treasurer.

NOW THEREFORE,

BE IT RESOLVED, that the Corporation is hereby authorized to accept the resignation of Frank I Igwealor as President and CEO, Director, Secretary, and Treasurer.

BE IT RESOLVED, that the Corporation is hereby authorized to appoint Mr. Adam Matruski as President and CEO, Director, Secretary, and Treasurer.

RESOLVED FURTHER, that the Corporation accepts the resignation of Frank I Igwealor asPresident and CEO, Director, Secretary, and Treasurer.

RESOLVED FURTHER, that the Corporation appoints Mr. Adam Matruski as President and CEO, Director, Secretary, and Treasurer..

RESOLVED FURTHER, that the officers of the Corporation be and hereby are authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the officer or officers so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolutions. The taking of such action is to be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

The undersigned, constituting the entire Board of Directors, hereby consent to and adopt the foregoing.

Frank Igwealor

Frank I Igwealor, President and CEO, Director

Acknowledged by:

Adam Matruski , (incoming) President and CEO, Director